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                                                                   EXHIBIT 10.12


                         WAIVER AND AMENDMENT AGREEMENT

     WAIVER AND AMENDMENT AGREEMENT (this "Amendment"), dated as of August 25, 1999, between General Electric Capital Corporation, a New York corporation (the "Lender") and Polychem Corporation, a Pennsylvania corporation ("Polychem"). Unless otherwise stated or defined herein, capitalized terms used herein shall have the meanings given to them in the Loan and Security Agreement.

     WHEREAS, the Lender and Polychem are parties to a Loan and Security Agreement, dated as of September 30, 1998 (as amended by the Waiver and Amendment Agreement thereto, dated as of December 8, 1998, and the Waiver and Amendment to Loan and Security Agreement, dated as of April 22, 1999, as it may be further amended or modified, the "Loan and Security Agreement"), pursuant to which the Lender has agreed to make revolving credit advances and a term loan to Polychem;

     WHEREAS, the Account from the APC-T&KJV project (the "APC Account") became ineligible as of June 30, 1999, which has caused the Revolving Credit Loan to exceed the Borrowing Availability (the "Overadvance") and to result in the occurrence and continuance of an Event of Default under the Loan and Security Agreement.

     WHEREAS, Polychem has requested that the APC Account continue to be deemed to be an Eligible Account through October 1,1999 and that the Lender waive such Event of Default;

     WHEREAS, Polychem wishes to refinance its real property with financing from another lending institution, and, in connection therewith, to reduce the Term Loan and obtain a release of the Mortgage from the Lender;

     WHEREAS, Polychem has requested that a portion of the Term Loan in the amount of $412,000 remain outstanding and that the Maximum Amount of the revolving credit facility be increased from $3,500,000 to $5,000,000; and

     WHEREAS, the Lender is willing to release the Mortgage, permit a portion of the Term Note in the amount of $412,000 to remain outstanding and increase the Maximum Amount of the revolving credit facility from $3,500,000 to $5,000,000 on the terms and conditions set forth herein.

     NOW THEREFORE, intending to be legally bound hereby and in consideration of the mutual covenants contained herein and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. Waiver. Effective as of the Effective Date (as hereinafter defined), the Lender hereby waives any Default or Event of Default which existed on and prior to the date hereof due to the failure of the APC Account to be an Eligible Account in accordance with clause (m) of the definition of the term "Eligible Accounts", it being understood and agreed that the Lender does not waive any Default or Event of Default, if any, arising from the failure, if any, of the APC Account to comply with any other clause of the definition of the term "Eligible Accounts".


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     2. Amendments to Loan and Security Agreement. The Lender hereby agrees to amend the Loan and Security Agreement as follows:

        (a) Section 1.2 is hereby amended to add a new clause (h) thereto, to read in its entirety as follows:

            "(h) After giving effect to the Waiver and Amendment Agreement, dated as of August 25, 1999, the original principal amount of the Term Loan shall be $412,000, payable in 25 monthly installments of $8,000, commencing on September 1, 1999, with a balloon payment of the remaining outstanding balance on the Commitment Termination Date."

        (b) Clause (m) of the definition of Eligible Account is hereby amended by adding two clauses to the end of such clause, to read in their entirety to as follows:

        ";except for the APC Account which shall be deemed to be an Eligible Account through October 1, 1999 provided it meets all of the other requirements set forth in this definition of Eligible Accounts other than the requirements of this clause (m); provided, further, that the maximum amount which may be included in the Borrowing Base with respect to the APC Account shall be $400,000."

        (c) The definition of "Maximum Amount" is hereby amended by changing the amount set forth therein from "$3,500,000" to "$5,000,000".

     3. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which each of the following conditions is satisfied:

        (a) The Lender shall have received an executed Amended and Restated Term Note made by Polychem in favor of the Lender (the "New Term Note"), in the form attached hereto as Exhibit A;

        (b) The Lender shall have received an executed Amended and Restated Revolving Credit Note made by Polychem in favor of the Lender (the "New Revolving Credit Note"), in the form attached hereto as Exhibit B;

        (c) The Lender shall have received a Mortgagee Waiver in the form attached hereto as Exhibit C;

        (d) The Lender shall have received the Reaffirmation Agreement of ConMat Technologies, Inc. in the form attached hereto as Exhibit D;

        (e) Polychem shall have reduced the outstanding indebtedness to the Lender under the Loan and Security Agreement by $1,800,000; and


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        (f) The Lender shall have received an amendment fee in the amount of
     $10,000.

     4. Representations and Warranties.

        4.1. Polychem hereby represents and warrants to the Lender that:

        (a) (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under this Amendment, the Agreement, as amended by this Amendment, and the New Term Note and the New Revolving Credit Note (collectively, the "New Notes"), and has taken all necessary action to authorize its execution, delivery and performance of this Amendment, the Agreement, as amended by this Amendment, and the New Notes.

        (b) this Amendment, the Agreement as amended by the Amendment and the New Notes constitute the legal, valid and binding obligations of Polychem, enforceable in accordance with their terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

        (c) the execution, delivery and performance of this Amendment, the Agreement, as amended by this Amendment, and the New Notes will not violate any provision of any Requirement of Law or Contractual Obligation of Polychem and will not result in or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or any of its Contractual Obligations;

        (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of Polychem) is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Agreement, as amended by this Amendment or the New Notes; and

        (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Polychem threatened by or against it or against any of its properties or revenues (1) with respect to this Amendment, the Agreement, as amended by this Amendment, or the New Notes, or any of the transactions contemplated hereby, or (2) which could have a material adverse effect on the business, property, or financial or other condition of Polychem.

        4.2. Polychem hereby represents and warrants to the Lender that each of its representations and warranties contained in the Loan and Security Agreement is true and


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         correct and hereby restates each such representation and warranty and further represents and warrants that no Event of Default or Default has occurred or is continuing after giving effect to this Amendment.

     5. Miscellaneous Terms and Conditions.

        5.1. Loan and Security Agreement in Full Force and Effect. Except as amended or waived by this Amendment, all of the provisions of the Loan and Security Agreement shall remain in full force and effect from and after the date hereof.

        5.2. References to Loan and Security Agreement and to New Notes. From and after the effectiveness of this Amendment, (a) all references in the Loan and Security Agreement to "this Agreement," "hereof," "herein," or similar terms, all references to the Loan and Security Agreement in the Loan Documents, or any other documents or instruments executed or delivered in connection with the Loan and Security Agreement, and all references to the Loan and Security Agreement shall mean and refer to the Loan and Security Agreement as amended by this Amendment, (b) all references in the Loan and Security Agreement or in the other Loan Documents, or any other documents or instruments executed or delivered in connection with the Loan and Security Agreement to "the Term Note" shall mean and refer to the Amended and Restated Term Note attached hereto as Exhibit A. and (c) all references in the Loan and Security Agreement or in the other Loan Documents, or any other documents or instruments executed or delivered in connection with the Loan and Security Agreement to "the Revolving Credit Note" shall mean and refer to the Amended and Restated Revolving Credit Note attached hereto as Exhibit B.

        5.3. Further Assurances. At the request of either party, the other party shall deliver any further instruments and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Amendment.

        5.4. GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.


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     IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment
Agreement upon the date first written above.

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By:_________________________________
                                               Name:
                                               Title:

                                            POLYCHEM CORPORATION

                                            By: /s/ Paul A. DeJuliis
                                               ---------------------------------
                                                Name:  Paul A. DeJuliis
                                                Title: Chairman and CEO



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